SECURITIES AND EXCHANGE COMMISSION
                        Washington D.C. 20549


                              FORM 8-K

                  ________________________________


                           Current Report

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported):
                            April 1, 1997

                  ________________________________



                      THE QUIZNO'S CORPORATION
       (Exact name of registrant as specified in its charter)


Colorado                      000-23174                   84-1169286
(State of Incorporation)(Commission File No.)       (I.R.S. Employer
                                                 Identification No.)

                      Denver Place, Plaza Tower
                    1099 18th Street, Suite 2850
                       Denver, Colorado  80202
               (Address of principal executive offices)


                           (303) 291-0999
        (Registrant's telephone number, including area code)


ITEM 5.   Other event

Press releases regarding 1996 loss, growth plans and investor update for 1997 previews.

                                                            Reg. S-K
Exhibit No.         Description                             Item No.

*99.1               Press releases                              99


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE QUIZNO'S CORPORATION


Date:   April 2, 1997              By:  /s/ Richard E. Schaden
                                        Richard E. Schaden, President and Chief
                                         Executive Officer



                            EXHIBIT INDEX

Exhibit No.            Description                             Page

*99.1                   Press releases                           1